UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 13, 2021

NEOGEN CORPORATION

(Exact name of registrant as specified in its charter)

Michigan	0-17988	38-2367843
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

620 Lesher Place, Lansing, Michigan	48912
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 517-372-9200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.16 par value per share	NEOG	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On December 13, 2021, Neogen Corporation (the “Company”), Nova RMT Sub, Inc., a wholly owned subsidiary of the Company (“Merger Sub”), 3M Company (“3M”) and Garden SpinCo Corporation (“SpinCo”), a wholly owned subsidiary of 3M, entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which the Company will combine with 3M’s food safety business (the “SpinCo Business”) in a Reverse Morris Trust transaction.

Immediately prior to the Merger (as defined below) and pursuant to a Separation and Distribution Agreement, dated as of December 13, 2021, among the Company, 3M and SpinCo (the “Separation Agreement”), 3M will, among other things and subject to the terms and conditions of the Separation Agreement, transfer the SpinCo Business to SpinCo and its subsidiaries (the “Reorganization”) and, in connection therewith, will distribute (the “Distribution”) to 3M stockholders shares of common stock, par value $0.01 per share, of SpinCo (the “SpinCo Common Stock”), as further described below.

Immediately following the Distribution, in accordance with and subject to the terms and conditions of the Merger Agreement, Merger Sub will merge with and into SpinCo (the “Merger”), with SpinCo continuing as the surviving company in the Merger and as a wholly owned subsidiary of the Company.

Agreement and Plan of Merger

Upon consummation of the transactions contemplated by the Merger Agreement, each share of SpinCo Common Stock outstanding will automatically be converted into the right to receive a number of shares of common stock, par value $0.01 per share, of the Company (“Company Common Stock”), at an exchange ratio calculated such that following the Merger former holders of SpinCo Common Stock will own, in the aggregate, 50.1% of the issued and outstanding Company Common Stock and the existing holders of Company Common Stock will own, in the aggregate, 49.9% of the issued and outstanding Company Common Stock.

The Merger Agreement provides that, in connection with the Merger, two individuals to be designated by 3M will be added to the Company’s Board of Directors as of the effective time of the Merger.

The Merger Agreement contains customary representations and warranties made by each of 3M, SpinCo, the Company and Merger Sub. 3M, SpinCo, the Company and Merger Sub have also agreed to various covenants in the Merger Agreement, including, among other things, covenants (i) to use reasonable best efforts to conduct their respective operations in the ordinary course of business in all material respects (with respect to 3M, solely related to the SpinCo Business) and (ii) not to take certain actions prior to the closing of the Merger (“Closing”) without the prior written consent of the other party.

In addition, the Company has agreed (i) to cause a stockholder meeting to be held for the purpose of voting upon (A) the issuance of shares of Company Common Stock (the “Stock Issuance”) and (B) certain amendments to the certificate of incorporation (the “Charter Amendment”) and the bylaws of the Company (the “Bylaws Amendment” and together with the Stock Issuance and the Charter Amendment, the “Stockholder Proposals”), (ii) not to solicit alternative transactions and (iii) subject to certain exceptions, to recommend that the Company’s stockholders vote in favor of the Stockholder Proposals and not to engage in any negotiations or discussions, or furnish any nonpublic information relating to the Company or its subsidiaries, in connection with any alternative transactions.

Consummation of the Merger is subject to satisfaction or waiver of a number of conditions, including, among others, (i) the Reorganization and the Distribution and the other transactions contemplated by the Separation Agreement to occur prior to the Distribution having taken place in accordance with the Separation Agreement in all material respects; (ii) the effectiveness of the Company’s registration statement registering the Company Common Stock to be issued pursuant to the Merger Agreement and SpinCo’s registration statement registering the SpinCo Common Stock in connection with the Distribution; (iii) approval of the Stockholder Proposals by the requisite vote of the Company’s stockholders; (iv) expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and approval by certain foreign regulatory authorities; (v) approval by Nasdaq of the listing of shares of the Company Common Stock issuable pursuant to the Merger, subject to official notice of issuance, (vi) 3M’s receipt of a private letter ruling from the Internal Revenue Service regarding U.S. federal income tax consequences of the transactions contemplated by the Merger Agreement and Separation Agreement, and certain other rulings issued by the Internal Revenue Services or foreign tax authorities, (vii) receipt of legal opinions with respect to the tax-free nature of the proposed transaction, (viii) subject to certain exceptions, the consummation of the Debt Exchange described below, and (ix) receipt by the Company of the SpinCo Cash Payment. The parties have agreed to use their respective reasonable best efforts to obtain all necessary approvals from Governmental Authorities (as defined in the Merger Agreement) and third parties to consummate the Merger. The obligation of each party to consummate the Merger is also conditioned upon the other party’s representations and warranties being true and correct (subject to certain exceptions) and the other party having performed in all material respects its obligations under the Merger Agreement.

The Merger Agreement provides for certain mutual termination rights of the Company and 3M, including the right of either party to terminate the Merger Agreement: (i) if the Merger is not consummated prior to December 13, 2022, which is subject to an automatic extension to March 13, 2023 in connection with receipt of regulatory clearance (the “Outside Date”); (ii) if a Governmental Authority has permanently prohibited, restrained, made illegal the consummation of the Merger or the other transactions contemplated under the Merger Agreement; and (iii) if the approval of the Stockholder Proposals (with respect to the Stock Issuance, Charter Amendment and Bylaws Amendment) has not been obtained at a duly convened meeting of the Company’s stockholders.

Each party has the right to terminate the Merger Agreement in the event that the other party breaches any of its representations, warranties, covenants or other agreements in the Merger Agreement such that the related closing condition would not be satisfied at Closing subject to a 60-day cure right for breaches capable of being cured. 3M has the right to terminate the Merger Agreement if the Company’s board of directors has effected an adverse recommendation change prior to receipt of Company stockholder approval of the Stockholder Proposals.

In addition, the Merger Agreement provides that the Company will have to pay 3M a termination fee equal to $140,000,000 in the event that 3M has terminated the Merger Agreement due to an adverse recommendation change by the Company’s board of directors, or if the Merger Agreement has been terminated in certain circumstances where a proposal to acquire the Company has been publicly announced and not publicly withdrawn and within 12 months after the date of such termination the Company either enters into a definitive agreement with respect to an acquisition of the Company or such an acquisition has been consummated.

In connection with the Merger Agreement and the Separation Agreement, SpinCo will (i) incur certain indebtedness, (ii) pay a cash distribution to Viking (the “SpinCo Cash Distribution”) and (iii) in certain circumstances, issue to 3M debt instruments of SpinCo (the “SpinCo Debt Distribution”) on terms determined in accordance with the Merger Agreement, in an aggregate amount to be determined in accordance with the Separation Agreement referred to below, with the SpinCo Debt Distribution being subject to potential adjustments under the terms of the Separation Agreement. 3M expects to exchange the SpinCo debt instruments for outstanding debt obligations of 3M to be identified by 3M (the “Debt Exchange”). Each of the Company and 3M will use reasonable best efforts to facilitate the Debt Exchange. Unless 3M has waived the condition in the Merger Agreement requiring consummation of the Debt Exchange, if the Debt Exchange is unable to be consummated via the issuance or incurrence of indebtedness within the parameters set forth in the Merger Agreement, the parties agree that 3M may, but shall not be required to, complete the issuance or incurrence of the Debt Exchange outside such parameters to the extent necessary to consummate the Debt Exchange prior to the Distribution, as determined by 3M in good faith, after reasonable consultation with the Company.

Separation Agreement

The Separation Agreement governs the rights and obligations of the Company, 3M and SpinCo regarding the Reorganization, and provides, among other things, for the transfer by 3M to SpinCo of certain assets, and the assumption by SpinCo of certain liabilities, related to the SpinCo Business. The Separation Agreement also governs the rights and obligations of 3M and SpinCo regarding the Distribution. At 3M’s election, the Distribution may be effected by means of either (i) a distribution to 3M’s stockholders of shares of SpinCo Common Stock (“Spin-Off”) or (ii) consummation of an offer to exchange outstanding shares of 3M Common Stock for shares of SpinCo Common Stock (“Exchange Offer”), which may be followed by a pro-rata, clean-up distribution of any unsubscribed shares of SpinCo Common Stock, or (iii) a combination of a Spin-Off and an Exchange Offer.

The Separation Agreement also sets forth other agreements among 3M, SpinCo and the Company related to the Distribution, including provisions concerning the termination and settlement of intercompany accounts and the obtaining of necessary governmental approvals and third-party consents. The Separation Agreement also sets forth agreements that will govern certain aspects of the relationship between 3M, SpinCo and the Company after the Distribution, including provisions with respect to release of claims, indemnification, access to financial and other information and access to and provision of records.

In addition to the distribution of shares of SpinCo Common Stock to 3M stockholders by way of the Spin-Off or Exchange Offer and the Debt Exchange, SpinCo will transfer to 3M an amount of cash determined in relation to the adjusted bases of the assets transferred to SpinCo, subject to a customary net working capital adjustment.

Consummation of the Distribution is subject to a number of conditions, including, among others, (i) the completion of the Reorganization, (ii) receipt of customary solvency and surplus opinions, (iii) 3M’s receipt of certain tax opinions, (iv) 3M’s receipt of a private letter ruling from the Internal Revenue Service regarding U.S. federal income tax consequences of the transactions contemplated by the Merger Agreement and Separation Agreement, and certain other rulings issued by the Internal Revenue Services or foreign tax authorities, and (v) the satisfaction or waiver of all conditions under the Merger Agreement (other than those conditions that are to be satisfied substantially contemporaneously with the Distribution and/or the Merger, provided that such conditions are capable of being satisfied at such time).

Asset Purchase Agreement

Certain assets and liabilities of the SpinCo Business will be sold to the Company pursuant to an Asset Purchase Agreement, dated December 13, 2021, by and between the Company and 3M (the “Asset Purchase Agreement”) in exchange for a cash payment by the Company to 3M. The Asset Purchase Agreement reflects the allocation of such assets and liabilities between the Company and 3M in a manner substantially consistent with the allocation of assets and liabilities under the Separation Agreement. The consummation of the transactions contemplated by the Asset Purchase Agreement is conditioned on the completion of the Distribution and the consummation of the Merger.

Employee Matters Agreement

On December 13, 2021, the Company, SpinCo and 3M entered into an Employee Matters Agreement (the “Employee Matters Agreement”), which establishes the obligations of the Company, SpinCo and 3M with respect to the liabilities associated with current and former employees of the Spinco Business and the covenants of the parties with respect to the employment and compensation of such individuals in the context of the Distribution and the Merger. The Employee Matters Agreement governs employee-related matters relating to the transaction, including the designation of which 3M employees will be transferred to the SpinCo or the Company, the allocation of employee-related and benefits plan-related liabilities among the Company, SpinCo and 3M, and the treatment of 3M equity and cash awards held by such employees at Closing.

Certain additional agreements will be entered into in connection with the transactions contemplated by the Merger Agreement, the Separation Agreement and the Asset Purchase Agreement, including, among others:

•

a Transition Services Agreement among the Company, 3M and SpinCo, pursuant to which each of the Company and 3M (as applicable) will, on a transitional basis, provide the other party with certain support services and other assistance after Closing;

•

a Transition Distribution Services Agreement among the Company, 3M and SpinCo, which sets forth the terms and conditions pursuant to which 3M will act as a distributor and provide certain services related to the shipment and sale of certain products for the Company for a limited period following the Closing;

•

a Transition Contract Manufacturing Agreement among the Company, 3M and SpinCo, which sets forth the terms and conditions pursuant to which 3M will act as a manufacturer and sell to the Company certain products for a limited period following the Closing;

•

a Tax Matters Agreement among the Company, 3M and SpinCo, which governs, among other things, 3M, SpinCo and the Company’s respective rights, responsibilities and obligations with respect to taxes, tax attributes, the preparation and filing of tax returns, responsibility for and preservation of the expected tax-free status of the transactions contemplated by the Separation Agreement and Merger Agreement and certain other tax matters;

•

a Real Estate License Agreement between 3M (or one of its affiliates) and the Company, pursuant to which 3M will provide a license to the Company such that certain of its employees may use certain of 3M’s premises for a limited period following the Closing;

•

a Transitional Trademark License Agreement among the Company, SpinCo, 3M and 3M Innovative Properties Company, pursuant to which the Company and SpinCo, and their respective affiliates, will receive a transitional license to continue using certain trademarks owned by 3M in connection with the manufacturing, distribution and sale of existing inventory and products; and

•

an Intellectual Property Cross License Agreement between 3M and SpinCo, pursuant to which 3M and SpinCo will grant and receive licenses to use certain intellectual property owned or controlled by the granting party as of the Distribution.

Commitment Letter

On December 13, 2021, SpinCo entered into a commitment letter (the “Commitment Letter”) with JPMorgan Chase Bank, N.A. (“JPM”) and Goldman Sachs Bank USA (together with JPM, the “Lenders”) pursuant to which the Lenders have committed to provide a senior secured 364-day term loan bridge credit facility (the “Bridge Facility”) in an amount up to $1 billion to SpinCo in connection with the transactions contemplated by the Merger Agreement, the Separation Agreement and the Asset Purchase Agreement, such commitment amount to be reduced by, among other things, the amount of (a) any senior notes issued by SpinCo and/or its affiliates and/or (b) any borrowings by SpinCo and/or its affiliates under a senior secured term loan facility, as more fully set forth in the Commitment Letter. The proceeds of any loans under the Bridge Facility will be used by SpinCo to fund, in part, a cash transfer to 3M and to otherwise fund the other transactions contemplated by the Merger Agreement, the Separation Agreement and the Asset Purchase Agreement and to pay related transaction fees and expenses. The commitments under the Commitment Letter are subject to customary closing conditions. If the Bridge Facility is funded, upon consummation of the Merger, SpinCo will become a wholly owned subsidiary of the Company and thereafter, the Company and its material U.S. wholly-owned subsidiaries will become guarantors of the Bridge Facility and will pledge substantially all their assets to secure the obligations thereunder (in each case subject to certain customary exceptions).

The Merger Agreement, Separation Agreement, the Asset Purchase Agreement and the Employee Matters Agreement have been filed, and the above descriptions have been included, to provide investors and securityholders with information regarding the terms of such agreements. They are not intended to provide any other factual information about the Company, 3M, SpinCo, Merger Sub, their respective subsidiaries or affiliates, or the SpinCo Business. The Merger Agreement, the Separation Agreement and the Asset Purchase Agreement each contain representations and warranties that 3M and SpinCo, on the one hand, and the Company and Merger Sub on the other hand, made to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the contract between the parties to such agreements and may be subject to important qualifications and limitations agreed by the parties in connection with negotiating the terms of such agreements. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to stockholders, or may have been used for the purpose of allocating risk between the parties rather than establishing matters as facts. For the foregoing reasons, such representations and warranties should not be relied upon as statements of factual information.

The foregoing summary descriptions of the Merger Agreement, the Separation Agreement, the Asset Purchase Agreement, the Employee Matters Agreement and the transactions contemplated thereby do not purport to be complete and are subject to and qualified in their entirety by reference to the Merger Agreement, the Separation Agreement, the Asset Purchase Agreement and the Employee Matters Agreement, copies of which are attached hereto as Exhibit 2.1, Exhibit 2.2, Exhibit 2.3 and Exhibit 10.1, respectively, and the terms of which are incorporated herein by reference.

Cautionary Notes on Forward Looking Statements

This communication includes “forward-looking statements” as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995, including statements regarding the proposed transaction between Neogen Corporation (“Neogen”), 3M Company (“3M”) and Garden SpinCo Corporation, a wholly owned subsidiary of 3M formed for the transaction (“Garden SpinCo”). These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “forecast,” “outlook,” “target,” “endeavor,” “seek,” “predict,” “intend,” “strategy,” “plan,” “may,” “could,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” or the negative thereof or variations thereon or similar terminology generally intended to identify forward-looking statements. All statements, other than historical facts, including, but not limited to, statements regarding the expected timing and structure of the proposed transaction, the ability of the parties to complete the proposed transaction, the expected benefits of the proposed transaction, including future financial and operating results and strategic benefits, the tax consequences of the proposed transaction, and the combined Neogen-Garden SpinCo company’s plans, objectives, expectations and intentions, legal, economic and regulatory conditions, and any assumptions underlying any of the foregoing, are forward looking statements.

These forward-looking statements are based on Neogen and 3M’s current expectations and are subject to risks and uncertainties, which may cause actual results to differ materially from Neogen and 3M’s current expectations. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) that one or more closing conditions to the transaction, including certain regulatory approvals, may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the proposed transaction, may require conditions, limitations or restrictions in connection with such approvals or that the required approval by the stockholders of Neogen may not be obtained; (2) the risk that the proposed transaction may not be completed on the terms or in the time frame expected by Neogen, 3M and Garden SpinCo, or at all; (3) unexpected costs, charges or expenses resulting from the proposed transaction; (4) uncertainty of the expected financial performance of the combined Neogen – Garden SpinCo company following completion of the proposed transaction; (5) failure to realize the anticipated benefits of the proposed transaction, including as a result of delay in completing the proposed transaction or integrating the businesses of Neogen and Garden SpinCo, on the expected timeframe or at all; (6) the ability of the combined Neogen-SpinCo company to implement its business strategy; (7) difficulties and delays in the combined Neogen-Garden SpinCo company achieving revenue and cost synergies; (8) inability of the combined company to retain and hire key personnel; (9) the occurrence of any event that could give rise to termination of the proposed transaction; (10) the risk that stockholder litigation in connection with the proposed transaction or other litigation, settlements or investigations may affect the timing or occurrence of the proposed transaction or result in significant costs of defense, indemnification and liability; (11) evolving legal, regulatory and tax regimes; (12) changes in general economic and/or industry specific conditions; (13) actions by third parties, including government agencies; (14) the risks that the anticipated tax treatment of the proposed transaction is not obtained; (15) the risk of greater than expected difficulty in separating the business of Garden SpinCo from the other businesses of 3M; (16) risks related to the disruption of management time from ongoing business operations due to the pendency of the proposed transaction, or other effects of the pendency of the proposed transaction on the relationship of any of the parties to the transaction with their employees, customers, suppliers, or other counterparties; and (17) other risk factors detailed from time to time in Neogen and 3M’s reports filed with the SEC, including Neogen and 3M’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and other documents filed with the SEC, including documents that will be filed with the SEC in connection with the proposed transaction. The foregoing list of important factors is not exclusive.

Any forward-looking statements speak only as of the date of this communication. None of Neogen, 3M or Garden SpinCo undertakes, and each party expressly disclaims, any obligation to update any forward-looking statements, whether as a result of new information or development, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Important Information About the Transaction and Where to Find It

In connection with the proposed transaction, Neogen and Garden SpinCo intend to file relevant materials with the SEC, including a registration statement on Form S-4 that will include a proxy statement/prospectus relating to the proposed transaction. In addition, Garden SpinCo expects to file a registration statement in connection with its separation from 3M. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENTS, PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT NEOGEN, 3M, GARDEN SPINCO AND THE PROPOSED TRANSACTION. The proxy statement, prospectus and/or information statement and other documents relating to the proposed transaction (when they become available) can also be obtained free of charge from the SEC’s website at www.sec.gov. The proxy statement, prospectus and/or information statement and other documents (when they become available) can also be obtained free of charge from 3M upon written request to 3M Investor Relations Department, Bldg. 224-1W-02, St. Paul, MN 55144, or by e-mailing investorrelations@3M.com or upon written request to Neogen’s Investor Relations, 620 Lesher Place, Lansing, Michigan 48912 or by e-mailing ir@neogen.com.

Participants in the Solicitation

This communication is not a solicitation of a proxy from any investor or security holder. However, Neogen, 3M and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from shareholders of Neogen in connection with the proposed transaction under the rules of the SEC. Information regarding the persons who are, under the rules of the SEC, participants in the solicitation of the stockholders of Neogen in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement/prospectus when it is filed with the SEC. Information about the directors and executive officers of Neogen may be found in its Annual Report on Form 10-K filed with the SEC on July 30, 2021, and its definitive proxy statement relating to its 2021 Annual Meeting of Shareholders filed with the SEC on August 31, 2021. Information about the directors and executive officers of 3M may be found in its Annual Report on Form 10-K filed with the SEC on February 4, 2021, and its definitive proxy statement relating to its 2021 Annual Meeting of Stockholders filed with the SEC on March 24, 2021. These documents can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the registration statements, prospectuses and proxy statement and other relevant materials to be filed with the SEC when they become available.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

2.1*	Agreement and Plan of Merger, dated as of December 13, 2021, by and among Neogen Corporation, Nova RMT Sub, Inc., 3M Company and Garden SpinCo Corporation.

2.2*	Separation and Distribution Agreement, dated as of December 13, 2021, by and among Neogen Corporation, 3M Company and Garden SpinCo Corporation.

2.3*	Asset Purchase Agreement, dated as of December 13, 2021, by and between Neogen Corporation and 3M Company.

10.1*	Employee Matters Agreement, dated as of December 13, 2021, by and among Neogen Corporation, Garden SpinCo Corporation and 3M Company

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

*

Schedules omitted pursuant to item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request, provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act, as amended, for any schedule or exhibit so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOGEN CORPORATION
(Registrant)

Date: December 15, 2021

/s/ Steven J. Quinlan

Steven J. Quinlan
Vice President & CFO